Filed with the Securities and Exchange Commission on October 5, 2020
REGISTRATION NO. 033-62793
INVESTMENT COMPANY ACT NO. 811-5438
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 19
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 210
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PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
(Exact Name of Registrant)
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
(Name of Depositor)
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 926-1888
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(480) 429-4874
(Name, address and telephone number of agent for service)
COPIES TO:
RICHARD H. KIRK
VICE PRESIDENT
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-3707
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ____, 2020 pursuant to paragraph (b) of Rule 485
[X] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
A Prudential Financial Company
One Corporate Drive, Shelton, Connecticut 06484

ADVANCED SERIES XTRA CREDITSM (“ASXTSM”)
This prospectus describes XTra CreditSM, a flexible premium deferred annuity (the “Annuity”), offered by Prudential Annuities Life Assurance Corporation, formerly named American Skandia Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional. Please read this prospectus and retain it for future reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of the annual and semi-annual shareholder reports for Portfolios available under your Annuity will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime at our website www.prudential.com. You may elect to receive all future reports in paper free of charge by calling 888-PRU-2888.
In compliance with U.S. law, Prudential Annuities delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: [__], 2020	Statement of Additional Information Dated: [__], 2020
ASXT-PROS- ([__]/2020)	ASXTPROS

ASXTPROS

Glossary of Terms
Many terms used within this prospectus are described within the text where they appear. Not all the descriptions of those terms are repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC”) and/or any Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover under certain circumstances. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.
Annuitization: The application of Account Value to one of the available annuity options for the Annuitant to begin receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. A maximum Annuity Date may apply.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period. Please see the separate prospectus covering the Fixed Allocations with market value adjustments or MVAs.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.
Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.
Issue Date: The effective date of your Annuity.
MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day other than the Maturity Date of such Fixed Allocation. Please see the separate prospectus covering the MVA Fixed Allocations.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the Owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Separate Account: Prudential Annuities Life Assurance Corporation Variable Account B. The assets supporting your allocations to the variable investment options under the Annuity. Separate Account assets held in support of the Annuity are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Sub-account: A division of the Separate Account. Each Sub-account invests in a particular Portfolio.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals
If you withdraw money from the Annuity within 8 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 8.5% of the premium payment, and a surrender charge may be assessed up to 8 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $8,500 on a $100,000 withdrawal.

For more information on early withdrawal charges, please refer to page [•] of this prospectus.
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.

For more information on transaction charges, please refer to page [•] of this prospectus.
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.40%*	1.40%*
	Investment options	0.58%	1.97%
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	0.25%*	0.25%*
(for a single optional benefit, if elected)
* Charge based on average daily asset allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$2,310	$4,216
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional purchase payments, transfers or withdrawals
· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to page [•] of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to page [•] of this prospectus.
Not a Short-Term Investment
The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.

For more information on the short-term investment risks, please refer to page [•] of this prospectus.
Risks Associated with Investment Options
An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Allocations, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information on the risks associated with investment options, please refer to page [•] of this prospectus.
Insurance Company Risks
An investment in the Annuity is subject to the risks related to Prudential Annuities Life Assurance Corporation. Any obligations (including under any Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of Prudential Annuities Life Assurance Corporation. More information about Prudential Annuities Life Assurance Corporation is available upon request. Such requests can be made [toll-free at •]

For more information on insurance company risks, please refer to page [•] of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between investment options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of investment options may be limited.
Prudential Annuities Life Assurance Corporation reserves the right to remove or substitute Portfolios as investment options.
For more information on investment and transfer restrictions, please refer to page [•] of this prospectus.
Optional Benefits
You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or annual basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the Insurance Charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For more information on optional benefits under the Annuity, please refer to page [•] of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to an additional federal tax for distributions taken prior to age 59 1/2.

For more information on tax implications, please refer to page [•] of this prospectus.
Conflicts of Interest
Investment Professional Compensation
Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information on investment professional compensation, please refer to page [•] of this prospectus.
Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.

For more information on exchanges, please refer to page [•] of this prospectus.

OVERVIEW OF THE ANNUITY
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an accumulation period.
The Annuity offers two different types of Credits. We add a Credit to your Annuity with each Purchase Payment we receive. We also provide an additional 1% credit on Purchase Payments made within the first year and may provide certain additional benefits if your Account Value has not reached a Target Value on its 10th anniversary.
The Annuity also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It also offers two optional Death Benefits that provide enhanced levels of protection for your beneficiary(ies) for an additional charge. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable investment options as well as in one or more fixed investment options.
The Annuity features two distinct phases-the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options. The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. Additional information about the Portfolios is provided in Appendix A to the prospectus.
During the payout period (after annuitization), you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply.
You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value as necessary, although a charge may apply.
Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)[1]	8.5%
Transfer Fee[2]	$10
1The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the date of each Purchase Payment. The following percentages apply based on the year of the surrender or withdrawal:

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9+
8.5%	8.5%	8.5%	8.5%	7.5%	5.5%	3.5%	1.5%	0.0%
2You may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10 for each transfer after the twentieth in each Annuity Year.
The next table describes the fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses
Administrative Expenses (assessed annually on the Annuity’s anniversary date or upon surrender)	Smaller of $30 or 2% of Account Value
Base Contract Expenses (based on the average daily net assets of the Sub-accounts)	1.40%
Optional Benefits Expenses
Guaranteed Return Option (based on the average daily net assets of the Sub-accounts)	0.25%
Enhanced Beneficiary Protection Death Benefit (based on the average daily net assets of the Sub-accounts)	0.25%
Highest Anniversary Value Death Benefit (based on the average daily net assets of the Sub-accounts)	0.25%
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.58%	1.97%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

XTra Credit with No Death Benefit
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$12,213	$19,773	$26,514	$39,192	$10,810	$15,611	$19,666	$26,005
If you annuitize at the end of the applicable time period:	$3,713	$11,273	$19,014	$39,192	$2,310	$7,111	$12,166	$26,005
If you do not surrender your Annuity:	$3,713	$11,273	$19,014	$39,192	$2,310	$7,111	$12,166	$26,005

XTra Credit with Highest Anniversary Value Death Benefit
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$12,465	$20,506	$27,699	$41,365	$11,065	$16,377	$20,941	$28,542
If you annuitize at the end of the applicable time period:	$3,965	$12,006	$20,199	$41,365	$2,565	$7,877	$13,441	$28,542
If you do not surrender your Annuity:	$3,965	$12,006	$20,199	$41,365	$2,565	$7,877	$13,441	$28,542

XTra Credit with Highest Anniversary Value Death Benefit + Enhanced Beneficiary Protection
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$12,716	$21,235	$28,871	$43,484	$11,320	$17,138	$22,203	$31,015
If you annuitize at the end of the applicable time period:	$4,216	$12,735	$21,371	$43,484	$2,820	$8,638	$14,703	$31,015
If you do not surrender your Annuity:	$4,216	$12,735	$21,371	$43,484	$2,820	$8,638	$14,703	$31,015

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than PALAC has any legal responsibility to pay amounts that PALAC owes under the Annuity, including amounts allocated to the Fixed Allocations. You should look to the financial strength of PALAC for its claims-paying ability. PALAC is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PALAC and our ability to conduct business and process transactions. Although PALAC has business continuity plans, it is possible that the plans may not operate as intended or required and that PALAC may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an additional federal 10% tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits. In addition, we may recover some or all of the Credits applied to your Annuity and assess a Market Value Adjustment for withdrawals from a Fixed Allocation.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS

WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudentialannuities.com. You can also request this information at no cost by calling 1-888-PRU-2888.
WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different durations during the accumulation period. These “Fixed Allocations” earn a guaranteed fixed rate of interest for a specified period of time, called the “Guarantee Period.” In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a “Market Value Adjustment” or “MVA.” The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. You may allocate Account Value to more than one Fixed Allocation at a time.
Please refer to the separate prospectus covering the MVA Fixed Allocations for more information.
Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product.
The Fixed Investment Options with an MVA are registered with the SEC on a separate registration statement.
HOW DO THE FIXED INVESTMENT OPTIONS WORK?
The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 888-PRU-2888.
A Guarantee Period for a Fixed Allocation begins:

•	when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;

•	upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or

•	when you “renew” a Fixed Allocation by electing a new Guarantee Period.
To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see “Do You Offer Dollar Cost Averaging?”) or a balanced investment program (see “Do you offer programs designed to guarantee a “Return of Premium” at a future date?”). The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.
Please see the separate prospectus for the MVA Fixed Allocations for information on how the market value adjustment works.
HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally, the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.
We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.
Please see the separate prospectus for the MVA Fixed Allocations for information on how the market value adjustment works.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.
If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?
Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a Contingent Deferred Sales Charge or CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the date we receive a Purchase Payment as Year 1. After five years, the amount of the CDSC applicable to each Purchase Payment decreases over time, measured from the date the Purchase Payment is applied. The CDSC percentages are shown below.

YEARS	1	2	3	4	5	6	7	8	9+
CHARGE (%)	8.5	8.5	8.5	8.5	7.5	5.5	3.5	1.5	0.0

Each Purchase Payment has its own CDSC period. When you make a withdrawal, we assume that the oldest Purchase Payment is being withdrawn first so that the lowest CDSC is deducted from the amount withdrawn. After eight (8) complete years from the date you make a Purchase Payment, no CDSC will be assessed if you withdraw or surrender that Purchase Payment. Under certain circumstances you can withdraw a limited amount of Account Value without paying a CDSC. This is referred to as a "Free Withdrawal." Free Withdrawals are not treated as a withdrawal of Purchase Payments for purposes of calculating the CDSC on a subsequent withdrawal or surrender. Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC. For purposes of calculating the CDSC on a surrender or a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.
We may waive the CDSC under certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".
Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twenty free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twenty-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender.
Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3½%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.
COMPANY TAXES
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the Administration Charge (0.15%). The total charge is equal to 1.40% on an annual basis. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under the Annuity, including the Annuity’s basic death benefit that provides guaranteed benefits to your beneficiaries even if the sub-account declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual cost of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering the Annuity and to offset a portion of the costs associated with offering Credits which are funded through Prudential Annuities' general account. The Insurance Charge is deducted against your Annuity's Account Value, which includes the amount of any Credits we apply to your Purchase Payments and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts. Any profit that Prudential Annuities may make on the Insurance Charge may include a profit on the portion of the Account Value that represents Credits applied to the Annuity, as well as profits based on market appreciation of the Sub-account values.
The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.
Benefits Available Under the Annuity
For information about the benefits available under the Annuity and their corresponding charges, please refer to page [] of this prospectus.
WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly against the Portfolios. However, each Portfolio pays charges fees and expenses, which are deducted daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also consider mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation. Please see the separate prospectus for Fixed Allocations with a Market Value Adjustment.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the way the particular fee or charge is deducted. For example, we may reduce the amount of the CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
Initial Purchase Payment: The minimum initial Purchase Payment is $1,000. However, if you decide to make payments under a systematic investment or “bank drafting” program, we accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $1,000 in total Purchase Payments.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may have applied certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under the Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under the Annuity or restricting the Sub-accounts that are available. Other limitations and/or restrictions may apply.
Age Restrictions: The Owner must be age 80 or under as of the Issue Date of the Annuity. If the Annuity is owned jointly, the oldest of the Owners must be age 80 or under on the Issue Date. If the Annuity is owned by an entity, the Annuitant must be age 80 or under as of the Issue Date. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity.
Additional Purchase Payments may be made at any time before the Annuity Date as long as the oldest Owner or Annuitant (if the Annuity is entity owned) is not over age 80.
Owner, Annuitant and Beneficiary Designations: On your Application, we ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪
Owner: The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."

▪
Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.

▪	Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

▪	a new Annuitant subsequent to the Annuity Date;

▪	for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

▪	a change in Beneficiary if the Owner had previously made the designation irrevocable; and

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law).
Unless prohibited by applicable State Law, we reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the nonowner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
The Annuity includes a right to cancel period. This is often referred to as a “free-look.” Depending on the state in which you purchase your Annuity and, in some states, if you purchase the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you receive your Annuity. The Annuity is no longer sold.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in the Systematic Investment Plan or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment. Additional Purchase Payments may be paid at any time before the Annuity Date if the oldest Owner or Annuitant (if the Annuity is entity owned) is not over age 80.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options when applied. Bank drafting allows you to invest in your Annuity with a lower initial Purchase Payment, if you authorize payments that will equal at least $1,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. The Annuity is no longer sold.
Subsequent Purchase Payments: We will allocate any additional Purchase Payments you make according to your current allocation instructions. If any rebalancing or asset allocation programs are in effect, the allocation should conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.
HOW DO I RECEIVE CREDITS?
We apply a "Credit" to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Credit is payable from our general account. The amount of the Credit depends on the cumulative amount of Purchase Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment, according to the tables below:
The Credits shown below are in effect as of October 23, 2000 in those states where approved.

Cumulative Purchase Payments	Credit
Between $1,000 and $9,999.99	1.5%
Between $10,000 and $4,999,999.99	4.0%
Greater than $5,000,000	5.0%

The Credits shown below apply to all Annuities issued before October 23, 2000 and to Annuities issued after October 23, 2000 in those states where the above table had not been approved.

Cumulative Purchase Payments	Credit
Between $1,000 and $9,999.99	1.5%
Between $10,000 and $999,999.99	3.0%
Between $1,000,000 and $4,999,999.99	4.0%
Greater than $5,000,000	5.0%

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
Where allowed by state law, on Annuities owned by a member of the class defined below, the table of Credits we apply to Purchase Payments is deleted. The Credit applied to all Purchase Payments on such Annuities is 8.5%.
The designated class of Annuity Owners includes: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying portfolio; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Incorporated, a Prudential Financial Company, or the prior principal underwriter of the Annuity; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h) above; and (j) the siblings of any such persons noted in (b) through (h) above.
All other terms and conditions of the Annuity apply to Owners in the designated class, except that we will not provide any Additional Amounts for any such contracts (see "Additional Amounts in the Fixed Allocations"). Any Target Value Credits applied under the Performance Advantage benefit are not affected by an Owner’s inclusion in the designated class of Annuity Owners.
You must notify us at the time you apply for an Annuity if you are a member of the designated class. Prudential Annuities is not responsible for monitoring whether you qualify as a member of the designated class. Failure to inform us that you qualify as a member of the designated class may result in your Annuity receiving fewer Credits than would otherwise be applied to your Annuity.

PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE?
Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.
Examples of Applying Credits
Initial Purchase Payment
Assume you make an initial Purchase Payment of $2,500. We would apply a 1.5% Credit to your Purchase Payment and allocate the amount of the Credit ($37.50 = $2,500 X .015) to your Account Value in the proportion that your Account Value is allocated.

Additional Purchase Payment (at same breakpoint)
Assume that you make an additional Purchase Payment of $5,000. Because your cumulative Purchase Payments are less than the next breakpoint ($10,000), we would apply a 1.5% Credit to your Purchase Payment and allocate the amount of the Credit ($75.00 = $5,000 X .015) to your Account Value.

Additional Purchase Payment (at higher breakpoint)
Assume that you make an additional Purchase Payment of $400,000. Because your cumulative Purchase Payments are now $407,500 (greater than the next breakpoint), we would apply a 4.0% Credit to your Purchase Payment and allocate the amount of the Credit ($16,000 = $400,000 X .04) to your Account Value.

This Annuity features the same Insurance Charge as many of Prudential Annuities’ other variable annuities and does not charge an additional amount for the XTra CreditSM feature. However, the amount of any Credits applied to your Account Value can be recovered by Prudential Annuities under the following circumstances:

•	any Credits applied to your Account Value on Purchase Payments made within the 12 months before the date of death will be recovered;

•
the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Credits payable on Purchase Payments made within 12 months of the date the Annuitant first became eligible for the medically-related surrender; and

•	if you elect to “free-look” your Annuity, the amount returned to you will not include the amount of any Credits.
The value of the XTra CreditSM amount will be substantially reduced if Prudential Annuities recovers the XTra CreditSM amount under these circumstances. However, any investment gain on the XTra CreditSM amount will not be taken back.

We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.
Examples of Recovering Credits
The following are hypothetical examples of how Credits could be recovered by Prudential Annuities. These examples do not cover every potential situation.

Recovery from payment of Death Benefits

1.
Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 4.0% Credit, for a total of $2,400. If the Death Benefit becomes payable in the 9th month after the Issue Date, the amount of the Death Benefit would be reduced by the entire amount of the prior Credits ($2,400).

2.
Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 4.0% Credit, for a total of $2,400. If death occurs in the 16th month after the Issue Date, the amount of the Death Benefit would be reduced but only in the amount of those Credits applied within the previous 12-months. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the date of death, the Death Benefit would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of death. Therefore, the amount of the Death Benefit would be reduced by the amount of the Credits payable on the additional Purchase Payment ($400).

3.
NOTE: If the Death Benefit would otherwise have been equal to the Purchase Payments minus any withdrawals due to poor investment performance, we will not reduce the amount of the Death Benefit by the amount of the Credits as shown in Example 2 above.

Recovery from Medically-Related Surrenders

1.
Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $2,000 ($50,000 X .04). The Annuitant is diagnosed as terminally ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the medically-related surrender provision. Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal illness, the amount that would be payable under the medically-related surrender provision would be reduced by the entire amount of the Credits ($2,000).

2.
Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 4.0% Credit, for a total of $2,400. The Annuitant is diagnosed as terminally ill in the 16th month after the Issue Date and we grant your request to surrender your Annuity under the medically-related surrender provision. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the medically-related surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of diagnosis. Therefore, the amount that would be payable under the medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($400).

Credits applied to estimated Purchase Payments
Under certain circumstances, we may determine the amount of Credits payable on two or more separate Purchase Payments based on the Credit percentage that would have applied had all such Purchase Payments been made at the same time. To make use of this procedure, often referred to as a "letter of intent", you must provide evidence of your intention to submit the cumulative additional Purchase Payments within a 13-month period. A letter of intent was required to be provided to us prior to the Issue Date to be effective. Acceptance of a letter of intent is at our sole discretion and may be subject to restrictions as to the minimum initial Purchase Payment that must be submitted to receive the next higher breakpoint.

Failure to inform us that you intend to submit two or more Purchase Payments within a 13-month period may result in your Annuity receiving fewer Credits than would otherwise be added to your Annuity.

If you submit a letter of intent and receive Credits on Purchase Payments at a higher Credit percentage than would have applied BUT do not submit the required Purchase Payments during the 13-month period as required by your letter of intent, we may recover the "excess" Credits. "Excess" Credits are Credits in excess of the Credits that would have been payable without the letter of intent. If we determine that you have received "excess" Credits, any such amounts will be taken pro-rata from the investment options based on your Account Values as of the date we act to recover the excess. If the amount of the recovery exceeds your then current Surrender Value, we will recover all remaining Account Value and terminate your Annuity.

General Information about Credits

▪	We do not consider Credits to be "investment in the contract" for income tax purposes.

▪	You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

▪	These Credits are separate and distinct from the Target Value Credits discussed below in the section entitled "Prudential Annuities' Performance Advantage."

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.
We may impose specific restrictions on financial transactions for certain Portfolios based on the Portfolio’s investment restrictions. Currently, any purchase, redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ website (www.prudentialannuities.com).
Currently, we charge $10 for each transfer after the twentieth (20th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.
Frequent Transfers
Frequent transfers among investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage a portfolio’s investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Considering the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by a Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions. With respect to each Annuity, we track amounts exceeding a certain dollar threshold that were transferred into a Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves a holding account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

We reserve the right to effect transfers on a delayed basis for all annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same separate account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by PALAC as well as other insurance companies that have the same Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the Portfolios (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Sub-Accounts that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an Portfolio’s assets which may affect all Owners invested in the affected Portfolios. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus you) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-Account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-Account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the sub-account price is low and fewer units when the sub-account price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.
You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable investment options or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

▪	You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

▪
You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.

▪	Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.
We may require you to have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different programs for investors who wish to invest in the variable investment options but also wish to protect their principal, at least as of a specific date in the future. You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.
Balanced Investment Program
We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the variable investment options that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under the Annuity. Account Value you allocate to the variable investment options is subject to sub-account fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

Example
Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 5.33%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.594948 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $59,495 will be allocated to the Fixed Allocation and the remaining Account Value ($41,505) will be allocated to the variable investment options. Assuming that you do not make any withdrawals from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course, we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

•	The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO)SM
We also offer a seven-year program where we monitor your Account Value daily and systematically transfer amounts between Fixed Allocations and the variable investment options you choose. For more information about this option, please refer to the "Benefits Available Under the Annuity" section of this prospectus.

MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes. You may authorize your investment professional to direct the allocation of your Account Value and to request financial transactions between investment options while you are living, subject to our rules. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your investment professional if you fail to inform us that such person’s authority has been revoked. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
We or an affiliate of ours may provide administrative support to licensed, registered investment professionals or investment advisors who you authorize to make financial transactions on your behalf. These investment professionals may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer advice about how to allocate your Account Value under any circumstance. Any investment professionals you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such investment professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.
We may require investment professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the investment professional’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on Prudential Annuities. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your investment professional. Your investment professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your investment professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." In addition, under certain circumstances, we may waive the CDSC for surrenders made for qualified medical reasons or for withdrawals made to satisfy Minimum Distribution requirements. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis,” if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to an additional federal 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

▪
To meet liquidity needs, you can withdraw a limited amount from your Annuity during each of Annuity Years 1-8 without a CDSC being applied. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity. The minimum Free Withdrawal you may request is $100.

▪
You can also make withdrawals in excess of the Free Withdrawal amount. We call this a "Partial Withdrawal." The amount that you may withdraw will depend on the Annuity’s Surrender Value. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee, the Tax Charge, any charges for optional benefits and any Market Value Adjustment that may apply to any Fixed Allocations. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawals or Systematic Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.
You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.
Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during any Annuity Year is the greater of:

▪	the "Growth" in the Annuity; or

▪	10% of Purchase Payments that, as of the date of the withdrawal, have been invested for less than the CDSC period (with your Annuity, eight (8) years). The 10% amount is not cumulative.
"Growth" equals the current Account Value less all Purchase Payments that have been invested for less than the CDSC period and have not been previously withdrawn. "Growth" does not include any additional amounts we applied to your Annuity based on your Purchase Payments (see "How Do I Receive Credits" and "What Are Target Value Credits").
NOTE: Free withdrawals do not reduce the amount of any CDSC that would apply upon a partial withdrawal or subsequent surrender. The minimum Free Withdrawal you may request is $100. We may apply a Market Value Adjustment to any Fixed Allocations.
We may reduce or eliminate the amount available as a Free Withdrawal if your Annuity is used in connection with certain plans that receive special tax treatment under the Code.
Examples
Assume you make an initial Purchase Payment of $10,000 and make no additional Purchase Payments. Assume that in Annuity Year 2, due to positive investment performance, your Account Value is $12,500. The maximum Free Withdrawal amount would be the greater of Growth (Account Value minus Purchase Payments = $2,500) or 10% of Purchase Payments ($1,000). Your maximum Free Withdrawal amount would therefore be $2,500.
Further assume that in your third Annuity Year, you choose to surrender your Annuity. Assume that after taking your $2,500 Free Withdrawal in Year 2, your Account Value has increased to $11,000 due to positive investment performance. Upon surrender, we will deduct a CDSC of 8.5% based on the number of years that your Purchase Payment has been invested times the amount of your Purchase Payment that has not been previously withdrawn (8.5% of $10,000 = $850). The amount of the previous Free Withdrawal was not subject to a CDSC when withdrawn. Therefore, upon surrender, the amount of the entire Purchase Payment is subject to the CDSC. You would receive $10,150 minus the Annual Maintenance Fee and any Target Value Credits.
These examples do not reflect the effect of any Credits or Target Value Credits. These amounts are not available as a free withdrawal.
When we determine if a CDSC applies to Partial Withdrawals and Systematic Withdrawals, we will first determine what, if any, amounts qualify as a Free Withdrawal. Those amounts are not subject to the CDSC. Partial Withdrawal or Systematic Withdrawal of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed against a Partial Withdrawal during the accumulation period. Whether a CDSC applies and the amount to be charged depends on whether the Partial Withdrawal exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.

1.	If you request a Partial Withdrawal we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);

2.    If the amount requested exceeds the available Free Withdrawal amount:

▪	First, we withdraw the amount from Purchase Payments that have been invested for longer than the CDSC period, if any (with your Annuity, eight (8) years);

▪
Second, we withdraw the remaining amount from the Purchase Payments that are still subject to a CDSC. We withdraw the "oldest" of your Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal amount.
For purposes of calculating the CDSC on a partial withdrawal, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance.

3.
If the amount requested exceeds the amounts available under Item#2 above, we withdraw the remaining amount from any other Account Value (including Account Value due to Credits and Target Value Credits).

CAN YOU CLOSE MY ACCOUNT AND INVOLUNTARILY REDEEM MY INVESTMENT?
As explained above, after any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.
Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. We may require that the Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.
The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the additional federal 10% tax on distributions made prior to age 59½ if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under this provision in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to a CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the additional federal 10% tax.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)
Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distributions from your Annuity at the time it is taken. However, a CDSC may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.

The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.
For purposes of calculating the CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative sub-account performance. We may apply a Market Value Adjustment to any Fixed Allocations.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any CDSC upon occurrence of a medically-related "Contingency Event". We may apply a Market Value Adjustment to any Fixed Allocations. The amount payable will be your Account Value minus: (a) the amount of any Credits applied within 12 months of the applicable "Contingency Event" as defined below; (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (i.e. Purchase Payments received at such time pursuant to a salary reduction program; and (c) the amount of any Target Value Credits under certain circumstances.
This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

▪	the Annuitant must be named, or any change of Annuitant must be accepted by us, prior to the "Contingency Event" described below;

▪	the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	if the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

▪	this benefit is not available if the total Purchase Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant; and

▪	proceeds will only be sent by check or electronic fund transfer directly to the Owner.
A "Contingency Event" occurs if the Annuitant is:

▪	first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or

▪	first diagnosed as having a "Fatal Illness" while your Annuity is in force.
The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. You must annuitize your entire Account Value; partial annuitizations are not allowed.
When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of the contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. You may not annuitize and receive annuity payments within the first Annuity Year.
Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 2
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.
Option 3
Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period.
Option 4
Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.
We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Therefore, making a purchase payment within eight years of the Annuity Date limits your annuity payment options. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.
If you have not provided us with your Annuity Date or annuity payment option in writing, then:

▪	the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

▪	the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments
If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee*	Restrictions/Limitations
Guaranteed Return Option	Guarantees a “return of premium” at a future date, while allowing you to allocate all or a portion of your Account Value to the Sub-accounts of your choice.	Optional	1.65%	Account Value subject to systematic transfers to and from Fixed Allocations. We may restrict the selection of certain Portfolios.
Basic Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	1.40%	None.
Enhanced Beneficiary Protection Death Benefit	Provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.	Optional	1.65%	None.
Highest Anniversary Value Death Benefit	Provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit or the Highest Anniversary Value.	Optional	1.65%	You may not select certain Portfolios.
Prudential Annuities’ Annuity Rewards	Provides an enhancement to the Death Benefit that captures any sub-account gains since the Issue Date of your Annuity so that your beneficiary(ies) would not receive less than an Annuity’s value as of the effective date of the benefit. After the 10th Annuity Year, the Death Benefit would equal the Account Value.	Standard	1.40%	None.
Performance Advantage	Provides certain benefits if your Account Value has not reached or exceeded a “target value” on its 10th anniversary.	Standard	1.40%	None.
*The Maximum Fee includes the Insurance Charge assessed against the Annuity. If you elect more than one optional benefit, the Total Annual Charge would increase by 0.25% per additional optional benefit.
Description the Benefits Available Under the Annuity
Guaranteed Return Option (GRO)SM
We also offer a seven-year program where we monitor your Account Value daily and systematically transfer amounts between Fixed Allocations and the variable investment options you choose. Prudential Annuities guarantees that at the end of the seventh (7th) year from commencement of the program (or any program restart date), your Account Value will be no less than your Account Value on the date you elected to participate in the program, plus any additional Purchase Payments added after the election of the program, including any Credits we applied to your Purchase Payments (“commencement value”), minus proportional withdrawals after the election of the program. On the program maturity date, if your Account Value is below the commencement value, Prudential Annuities will apply additional amounts to your Annuity so that it is equal to commencement value or your Account Value on the date you elect to restart the program duration. Any amounts added to your Annuity will be applied to the AST Money Market Sub-account, unless you provide us with alternative instructions. We will notify you of any amounts added to your Annuity under the program. We do not consider amounts added to your Annuity to be “investment in the contract” for income tax purposes.
Account Value is only transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. This differs from the Balanced Investment Program where a set amount is allocated to a Fixed Allocation regardless of the performance of the underlying Sub-accounts. With the Guaranteed Return Option, your Annuity is able to participate in the upside potential of the Sub-accounts while only transferring amounts to Fixed Allocations to protect against significant market downturns. NOTE: If a significant amount of your Account Value is systematically transferred to Fixed Allocations during prolonged market declines, less of your Account Value may be immediately available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.
Each business day we monitor the performance of your Account Value to determine whether it is greater than, equal to or below our “reallocation trigger,” described below. Based on the performance of the Sub-accounts in which you choose to allocate your Account Value relative to the reallocation trigger, we may transfer some or all of your Account Value to or from a Fixed Allocation. You have complete discretion over the allocation of your Account Value that remains allocated in the variable investment options. However, we reserve the right to restrict certain Portfolios if you participate in the program.

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Account Value greater than or equal to reallocation trigger: Your Account Value in the variable investment options remains allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation, those amounts may be transferred from the Fixed Allocation and re-allocated to the variable investment options pro-rata according to your current allocations. A Market Value Adjustment will apply.

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Account Value below reallocation trigger: A portion of your Account Value in the variable investment options is transferred to a new Fixed Allocation. These amounts are transferred on a pro-rata basis from the variable investment options. The new Fixed Allocation will have a

Guarantee Period equal to the remaining duration in the Guaranteed Return Option. The Account Value applied to the new Fixed Allocation will be credited with the fixed interest rate then being applied to a new Fixed Allocation of the next higher yearly duration. The Account Value will remain invested in the Fixed Allocation until the maturity date of the program unless, at an earlier date, your Account Value is at or above the reallocation trigger and amounts can be transferred to the variable investment options (as described above) while maintaining the guarantee protection under the program.
Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Any change to the allocation mechanism and/or the reallocation trigger will only apply to programs that begin after the change is effective.
Program Termination
The Guaranteed Return Option will terminate on its maturity date. You can elect to participate in a new Guaranteed Return Option or re-allocate your Account Value at that time. Upon termination, any Account Value allocated to the Fixed Allocations will be transferred to the AST Money Market Sub-account, unless you provide us with alternative instructions.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:

•	You may terminate the Guaranteed Return Option at any time. Prudential Annuities does not provide any guarantees upon termination of the program. A Market Value Adjustment may apply.

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Withdrawals from your Annuity while the program is in effect will reduce the guaranteed amount under the program in proportion to your Account Value at the time of the withdrawal. Withdrawals will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge or Market Value Adjustment that would apply.

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Additional Purchase Payments applied to the Annuity while the program is in effect will only increase the amount guaranteed; however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.

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Annuity Owners cannot transfer Account Value to or from a Fixed Allocation while participating in the program and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options.

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Transfers from Fixed Allocations will be subject to the Market Value Adjustment formula under the Annuity; however, the 0.10% “cushion” feature of the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently applied Fixed Allocation.

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Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.

•	The Guaranteed Return Option will terminate: (a) upon the death of the Owner or the Annuitant (in an entity owned contract); and (b) as of the date Account Value is applied to begin annuity payments.

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You can elect to restart the seven (7) year program duration on any anniversary of the Issue Date of the Annuity. The Account Value on the date the restart is effective will become the new commencement value. You can only elect the program once per Annuity Year.

Charges under the Program
We deduct a charge equal to 0.25% per year to participate in the Guaranteed Return Option. The annual charge is deducted daily against your Account Value allocated to the Sub-accounts. Account Value allocated to Fixed Allocations under the program is not subject to the charge. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.
Effective November 18, 2002, we changed the way in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between May 1, 2001 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
Examples
Example 1. Benefit Maturity
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the annuity. It is intended to illustrate the benefit maturity on a guarantee amount under this benefit.

A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of program maturity on July 1, 2022, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $93,000.
Since the Guaranteed Amount exceeds the Account Value, a total of $7,000, the amount by which the guaranteed exceeds the AV, is added to the variable sub-accounts which you have elected (or the AST Money Market sub-account if such elections have not been made).

Example 2. Proportional reduction for withdrawal.
This example is purely hypothetical and does not reflect the charges for the benefit or any other fess and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
A Guaranteed Return Option (GRO) program begins on July 1, 2015. Your Account Value (AV) at the start of the program is $100,000. As of July 1, 2020, there have been no additional purchase payments and no prior withdrawals, so your Guaranteed Amount remains at $100,000. The Account Value is $120,000. You then elect to take a $6,000 withdrawal. Assume that no CDSC, MVA or other charges apply.
The Guaranteed Amount is reduced as follows:

•	Guaranteed Amount prior to withdrawal x (1 - withdrawal / AV prior to withdrawal)
= $100,000 X (1 - $6,000 / $120,000)
= $95,000

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT
The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits. Either benefit can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. Under certain circumstances, your Death Benefit may be reduced by the amount of any Credits or Target Value Credits we applied to your Purchase Payments (see "How are Credits Applied to My Account Value" and “Examples of Recovering Credits”).
The basic Death Benefit depends on the decedent’s age on the date of death:
If death occurs during the first ten (10) Annuity Years: The Death Benefit is the greater of the following, less an amount equal to any Credits or Target Value Credits we applied to your Purchase Payments within the prior 12 months:

▪	The sum of all Purchase Payments less the sum of all withdrawals; and

▪	The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

If death occurs after the tenth (10th) Annuity Year: The Death Benefit is your Account Value less an amount equal to any Credits or Target Value Credits we applied to your Purchase Payments within the prior 12 months.

OPTIONAL DEATH BENEFITS

Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

These benefits are no longer offered and must have been elected at the time that you purchased your Annuity. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

1. Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.
The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.
Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above;

PLUS

2.	40% of your "Growth" under the Annuity, as defined below.

The amount calculated in Items 1 & 2 above may be reduced by any Credits or Target Value Credits under certain circumstances.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

The Enhanced Beneficiary Protection Optional Death Benefit described above was offered in those jurisdictions where we received regulatory approval. Please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled “Tax Considerations” for a discussion of special tax considerations for purchasers of this benefit.

See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

2. Highest Anniversary Value Death Benefit
If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
We restrict certain Portfolios if you elect the Highest Anniversary Value Death Benefit.
Key Terms Used with the Highest Anniversary Value Death Benefit

▪	The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪	The Highest Anniversary Value equals the highest of all previous "Anniversary Value" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

▪	The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

▪
Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date. The amount calculated in Items 1 & 2 above (both before, and on or after the Death Benefit Target Date) may be reduced by any Credits or Target Value Credits under certain circumstances.

The Highest Anniversary Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. Please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.
Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and Highest Anniversary Value Optional Death Benefit at any time. Both optional Death Benefits will terminate automatically on the Annuity Date. If you decide to terminate any optional Death Benefit, your decision is irrevocable, and any optional Death Benefit may not be re-elected. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.
What are the charges for the optional Death Benefits?
We deduct a charge equal to 0.25% per year, respectively, if you elect the Highest Anniversary Value Optional Death Benefit or the Enhanced Beneficiary Protection Optional Death Benefit. If you elect both optional Death Benefits, the total charge is equal to 0.50% per year. We deduct the charge to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefit. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PRUDENTIAL ANNUITIES' ANNUITY REWARDS

What is the Annuity Rewards benefit?
The Annuity Rewards benefit offers Owners the ability to capture any sub-account gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than the Annuity’s value as of the date the Owner elects the benefit. Under the Annuity Rewards benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

•	your Account Value in the variable investment options plus the Interim Value in any Fixed Allocations as of the effective date of the Owner’s election

•	MINUS any proportional withdrawals* following the date of election

•	PLUS any additional Purchase Payments applied to the Annuity following the date of election.

*
"Proportional withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal represented when withdrawn. For example, a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

If you elect the Annuity Rewards benefit, the cut-off date under the basic Death Benefit is amended and will depend on the decedent’s age on the date of death.

If death occurs before the decedent’s age 90: The Death Benefit is the greater of:

▪	The sum of all Purchase Payments less the sum of all withdrawals; and

▪	The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

If death occurs after the decedent's age 90: The Death Benefit is your Account Value.

The Annuity Rewards Death Benefit enhancement does not affect any Optional Death Benefits available under the Annuity. If the Death Benefit amount payable under your Annuity’s basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners who have not elected an additional optional death benefit can elect the Annuity Rewards Death Benefit enhancement following the eighth (8th) anniversary of the Annuity’s Issue Date and before the tenth (10th) anniversary of the Annuity’s Issue Date.  However, the election is subject to the requirement that their Account Value on the election date is greater than the amount that would be payable to their Beneficiary under the Death Benefit provided under the Annuity as of the election date. If an Owner is ineligible when he or she applies for the optional benefit, the Owner can elect the Annuity Rewards Death Benefit enhancement on any subsequent date if they otherwise qualify.  The election must occur before annuity payments begin.  An Owner can only elect the Annuity Rewards Death Benefit enhancement once.  There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.
Owners who have elected an additional optional death benefit can elect the Annuity Rewards Death Benefit enhancement following the eighth (8th) anniversary of the Annuity’s Issue Date. However, the election is subject to the requirement that their Account Value on the election date is greater than the amount that would be payable to their Beneficiary under the Death Benefit provided under the Annuity as of the election date (including any amounts payable under the Highest Anniversary Value Death Benefit).  If an Owner is ineligible when he or she applies for the optional benefit, the Owner can elect the Annuity Rewards Death Benefit enhancement on any subsequent date if they otherwise qualify.  The election must occur before annuity payments begin.  An Owner can only elect the Annuity Rewards Death Benefit enhancement once.  There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS
Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:

▪	as a lump sum amount at any time within five (5) years of the date of death; or

▪
as a series of annuity payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to death benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds as a series of fixed annuity payments. See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your spouse as your Beneficiary. If you and your spouse own the Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.
See the section entitled "Managing Your Annuity - Spousal Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

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If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of "eligible designated beneficiaries." "Eligible designated beneficiaries" may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten-Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.

•
If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

•
If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:

•
If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five-year anniversary of the date of death,

•	If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.

•
Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

A Beneficiary has the flexibility to take out more each year than required under the Minimum Distribution rules. Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
Upon election of this IRA Beneficiary Continuation option:

▪	the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.

▪	the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

▪
the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.

▪	no additional Purchase Payments can be applied to the Annuity.

▪	the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.

▪	the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.

▪	upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.

▪	all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Please contact Prudential Annuities for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.
Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death. Any Death Benefit (including either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.
When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.
Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paperwork, the amount of the Death Benefit may be subject to sub-account fluctuations.

PRUDENTIAL ANNUITIES' PERFORMANCE ADVANTAGE

DO YOU PROVIDE ANY GUARANTEES ON MY INVESTMENT?
The Annuity provides variable investment options and fixed investment options. Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a “target value” on its 10th anniversary. If, on the 10th anniversary of your Annuity’s Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

•
You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity’s Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

OR

•
You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.

Following the 10th anniversary of your Annuity’s Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.
Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

WHAT IS THE "TARGET VALUE" AND HOW IS IT CALCULATED?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10-year period. We calculate the “Target Value” as follows:

1.	Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity’s Issue Date; plus

2.	Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity’s Issue Date; minus

3.
Each “proportional reduction” resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity’s Issue Date. We determine each “proportional reduction” by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

Examples

1.
Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity’s Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2.
Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

CAN I RESTART THE 10-YEAR TARGET VALUE CALCULATIONS?
Yes, you can elect to lock in the growth in your Annuity by “restarting” the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity’s Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.

WHAT ARE TARGET VALUE CREDITS?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. We add Target Value Credits to your Account Value at the time a Purchase Payment is applied to your Annuity. Only those Purchase Payments made before the first anniversary of the Issue Date of your Annuity are eligible to receive Target Value Credits. Target Value Credits are separate and distinct from other Credits we apply to all Purchase Payments.
The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated. Payment of the Target Value Credit is subject to our claims-paying ability and financial strength.
Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.
The amount of any Target Value Credits is not immediately vested and can be recovered by Prudential Annuities under the circumstances and for the time periods shown below. If Prudential Annuities exercises its right to recover the amount of any Target Value Credit, any investment gain on the Target Value Credit will not be taken back.

1.	If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.

2.	If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.

3.	If a person on whose life we pay the Death Benefit dies, or if a “contingency event” occurs which triggers a medically-related surrender:

◦	within 12 months after the date a Target Value Credit was allocated to your Account Value; or

◦
within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.

Following completion of the above time periods, the amount of any Target Value Credits is vested in the Owner.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover under certain circumstances. When determining the Account Value on any day other than a Fixed Allocation’s Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus any CDSC, the Annual Maintenance Fee, the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge and if you elected one or more optional benefits whose annual charge is deducted daily; the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. The investment performance of the Portfolios, expenses, and deductions of certain charges affects the Unit Price, the number of Units, or both.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next business day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value or make a purchase or redemption request.
The NYSE is closed on the following nationally recognized holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.
Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency exists making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments: We allocated your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we did not have all the required information to allow us to issue your Annuity, we may have retained the Purchase Payment while we tried to reach you or your representative to obtain all of our requirements. If we were unable to obtain all of our required information within five (5) days, we were required to return the Purchase Payment to you at that time, unless you specifically consented to our retaining the Purchase Payment while we gathered the required information. Once we obtained the required information, we invested the Purchase Payment and issued the Annuity within two (2) days. During any period that we were trying to obtain the required information, your money was not invested.
Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory allocation instructions.
Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.
Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.
Deferral of Transactions: We may defer any distribution or transfer from a fixed allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any fixed allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.
Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
Transactions in Rydex and ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ Internet website (www.prudentialannuities.com). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the Rydex or ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?
Termination of Optional Benefits: If you terminate the Guaranteed Return Option program or either Optional Death Benefit, we will no longer deduct the charge we apply to purchase the optional benefit. On the date the charge no longer applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge and any optional benefit or program still elected, but not the charge for the optional benefit or program that you terminated. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under the age of 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time, there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional federal tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½;

•	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to your becoming disabled (as defined in the Code);

•
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or

•
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the additional federal 10% tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the additional federal 10% tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

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Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

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Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

•	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

•	Your rights as Owner are non-forfeitable;

•	You cannot sell, assign or pledge the Annuity;

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The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

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T the date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and

•	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal additional tax described below;

•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

•	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

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SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions are required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions, we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not considered in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

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If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries.You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the way these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional federal tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½ or die;

•	the amount received is attributable to your becoming disabled; or

•
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional federal tax.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

•	For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.

CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.

Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020.  For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5-year rule is extended by one year.  The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 21, 2021.

Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief is provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief would apply to such distributions made at any time on or after January 1, 2020 and before December 31, 2020, as follows:

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Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

•
Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.  Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.

The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000.

Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life, and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Website at http://www.prudentialannuities.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Website or other electronic means.

WHO IS PRUDENTIAL ANNUITIES?
Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) is the issuer of the Annuity. PALAC is a stock life insurance company incorporated under the laws of Arizona, and its ultimate parent company is Prudential Financial, Inc. (“Prudential Financial”). PALAC’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.
No company other than PALAC has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of PALAC to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 (“Securities Act”) and Rule 159 thereunder, PALAC delivers this prospectus to current Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Owners while outside of the United States.
Service Providers
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2019, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SEPARATE ACCOUNTS?
During the Accumulation Period, the assets supporting obligations based on allocations to the variable investment options are held in Prudential Annuities Life Assurance Corporation Variable Account B (the “Separate Account”). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of PALAC’s other assets. The assets of the Separate Account may not be used to pay any liabilities of PALAC other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. PALAC is obligated to pay all amounts promised to investors under the Annuity.
The Separate Account consists of multiple Sub-accounts. Each Sub-account invests only in a single Portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

1.	changes in state insurance law;

2.	changes in federal income tax law;

3.	changes in the investment management of any variable investment options; or

4.	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Prudential Annuities
As detailed below, Prudential Annuities and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential Annuities and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and administrative services payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2019, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000 to $836,969. These amounts relate to all individual variable annuity contracts issued by Prudential Annuities or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuity contracts or life insurance policies offered by different Prudential business units.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
Prudential Annuities Distributors, Inc. (“PAD”), a wholly owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of sesveral annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PAD utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of PALAC.
Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential Annuities products. These payments may also be made in the form of percentage payments based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain PALAC products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under PALAC annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of PALAC and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware as of December 31, 2019, received cash compensation with respect to our annuity business during 2019 (or as to which a payment amount was accrued during 2019). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. During 2019, the least amount paid, and greatest amount paid, were $1.10 and $18,272,777.70, respectively.
Name of Firm:

Allstate Financial Srvcs, LLC	Kestra Investment Services	The Investment Center
AMERICAN PORTFOLIO FIN SVCS INC	KMS Financial Services, Inc.	TransAmerica Financial Advisors, Inc.
ASSOCIATED SECURITIES CORP	Lincoln Financial Advisors	Triad Advisors, Inc.
AXA Advisors, LLC	Lincoln Financial Securities Corporation	UBS Financial Services, Inc.
BBVA Securities, Inc.	Lincoln Investment Planning	United Planners Fin. Serv.
BFT Financial Group, LLC	LPL Financial Corporation	Waddell & Reed
Cadaret, Grant & Co., Inc.	M Holdings Securities, Inc	WATERSTONE FINANCIAL GROUP INC
Cambridge Investment Research, Inc.	MML Investors Services, Inc.	Wells Fargo Advisors LLC
Centaurus Financial, Inc.	Morgan Stanley Smith Barney	WELLS FARGO ADVISORS LLC - WEALTH
Cetera Advisor Network LLC	Mutual Service Corporation	Wells Fargo Investments LLC
CFD Investments, Inc.	Next Financial Group, Inc.	Woodbury Financial Services
Citizens Securities, Inc.	PNC Investments, LLC
Commonwealth Financial Network	ProEquities
Crown Capital Securities, L.P.	RBC CAPITAL MARKETS CORPORATION
CUNA Brokerage Svcs, Inc.	Robert W. Baird & Co. Inc.
CUSO Financial Services, L.P.	Royal Alliance Associates
Equity Services, Inc.	SA Stone Wealth Management
FSC Securities Corp.	SAGEPOINT FINANCIAL, INC.
Geneos Wealth Management, Inc.	Securian Financial Svcs, Inc.
H. Beck, Inc.	Securities America, Inc.
Hantz Financial Services,Inc.	Securities Service Network
Investacorp	Stifel Nicolaus & Co.
Janney Montgomery Scott, LLC.	TFS Securities, Inc.

FINANCIAL STATEMENTS
The financial statements of Prudential Annuities Life Assurance Corporation and the separate account are included in the Statement of Additional Information.

LEGAL PROCEEDINGS
As of the date of this prospectus, none of Prudential Annuities, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential Annuities and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential Annuities’ ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960

Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com, our Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudential.com, our Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

Appendix A - Portfolios Available Under the Annuity
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudentialannuities.com. You can also request this information at no cost by calling 1-888-PRU-2888.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of [])
				1 year	5 year	10 year
Advanced Series Trust
Seeks long-term capital appreciation.	**AST Academic Strategies Asset Allocation Portfolio*	AlphaSimplex Group, LLC AQR Capital Management, LLC CoreCommodity Management, LLC First Quadrant, L.P. Jennison Associates LLC Morgan Stanley Investment Management Inc. Pacific Investment Management Company, LLC PGIM Investments LLC QMA LLC Western Asset Management Company, LLC Western Asset Management Company Limited	1.38%
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	**AST Advanced Strategies Portfolio*	Brown Advisory, LLC Loomis, Sayles & Company, L.P. LSV Asset Management Pacific Investment Management Company, LLC PGIM Fixed Income PGIM Investments LLC QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.93%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance	**AST AllianzGI World Trends Portfolio*	Allianz Global Investors U.S. LLC	0.97%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	**AST Balanced Asset Allocation Portfolio	PGIM Investments LLC QMA LLC	0.95%
Seeks to maximize total return, consistent with income generation and prudent investment management.	**AST BlackRock Low Duration Bond Portfolio*	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited	0.72%
Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	**AST BlackRock/Loomis Sayles Bond Portfolio*	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.	0.73%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	**AST Capital Growth Asset Allocation Portfolio	PGIM Investments LLC QMA LLC	0.95%
Seeks to maximize total return through investment in real estate securities.	**AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	1.10%
Seeks long-term capital growth balanced by current income.	**AST Fidelity Institutional AM® Quantitative Portfolio*	FIAM LLC	0.93%
Seeks to obtain a high level of total return consistent with its level of risk tolerance.	**AST Goldman Sachs Multi-Asset Portfolio*	Goldman Sachs Asset Management, L.P.	0.91%
Seeks long-term capital appreciation.	**AST Goldman Sachs Small-Cap Value Portfolio*	Goldman Sachs Asset Management, L.P.	1.03%
Seeks high current income and maintain high levels of liquidity.	**AST Government Money Market Portfolio	PGIM Fixed Income	0.58%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	**AST High Yield Portfolio	J.P. Morgan Investment Management, Inc. PGIM Fixed Income	0.88%

Seeks current income and long-term growth of income, as well as capital appreciation.	**AST Hotchkis & Wiley Large-Cap Value Portfolio*	Hotchkis & Wiley Capital Management, LLC	0.82%
Seeks long-term capital growth.	**AST International Growth Portfolio*	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.08%
Seeks capital growth.	**AST International Value Portfolio	Lazard Asset Management LLC LSV Asset Management	1.1%
Seeks capital appreciation consistent with its specified level of risk tolerance.	**AST J.P. Morgan Global Thematic Portfolio	J.P. Morgan Investment Management, Inc.	1.06%
Seeks capital growth.	**AST J.P. Morgan International Equity Portfolio	J.P. Morgan Investment Management, Inc.	1.01%
Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	**AST J.P. Morgan Strategic Opportunities Portfolio*	J.P. Morgan Investment Management, Inc.	1.12%
Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	**AST Loomis Sayles Large-Cap Growth Portfolio*	Loomis, Sayles & Company, L.P.	0.91%
Seeks capital growth.	**AST MFS Global Equity Portfolio*	Massachusetts Financial Services Company	1.1%
Seeks total return.	**AST MFS Growth Allocation Portfolio	Massachusetts Financial Services Company	0.98%
Seeks long-term capital growth and future, rather than current income.	**AST MFS Growth Portfolio*	Massachusetts Financial Services Company	0.96%
Seeks long-term growth of capital.	**AST Mid-Cap Growth Portfolio*	Massachusetts Financial Services Company Victory Capital Management Inc	1.05%
Seeks long term capital appreciation with a secondary objective of principal preservation	**AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman Investment Advisers LLC	1%
Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	**AST Preservation Asset Allocation Portfolio	PGIM Investments LLC QMA LLC	0.94%
Seeks total return.	**AST Prudential Growth Allocation Portfolio	PGIM Fixed Income QMA LLC	0.87%
Seeks long term capital appreciation.	**AST QMA US Equity Alpha Portfolio	QMA LLC	1.54%
Seeks capital growth.	**AST Small-Cap Growth Opportunities Portfolio	Victory Capital Management Inc. Wellington Management Company, LLP	1.06%
Seeks long-term capital growth.	**AST Small-Cap Growth Portfolio	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.	0.99%
Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	**AST Small-Cap Value Portfolio	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC	1.07%
Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	**AST T. Rowe Price Asset Allocation Portfolio*	T. Rowe Price Associates, Inc.	0.88%
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	**AST T. Rowe Price Large-Cap Growth Portfolio*	T. Rowe Price Associates, Inc.	0.9%
Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	**AST T. Rowe Price Large-Cap Value Portfolio*	T. Rowe Price Associates, Inc.	0.81%
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	**AST T. Rowe Price Natural Resources Portfolio*	T. Rowe Price Associates, Inc.	1.02%

Seeks to provide current income with capital appreciation and growth of income.	**AST Templeton Global Bond Portfolio	Franklin Advisers, Inc.	0.94%
Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	**AST WEDGE Capital Mid-Cap Value Portfolio*	WEDGE Capital Management LLP	1.06%
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	**AST Wellington Management Hedged Equity Portfolio*	Wellington Management Company LLP	1.06%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	**AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company, LLC. Western Asset Management Company Limited	0.77%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Seeks capital growth.	Invesco Oppenheimer Discovery Mid Cap Growth Fund*	Invesco Advisers, Inc.	0.8%
Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series I shares	Invesco Advisers, Inc.	0.66%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund – Series I shares	Invesco Advisers, Inc.	0.97%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund – Series I shares	Invesco Advisers, Inc.	0.99%
Nationwide Variable Insurance Trust
Seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.	NVIT Emerging Markets Fund*	Nationwide Fund Advisors/Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited	1.45%
ProFunds VP
Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.	Access VP High Yield Fund*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.	ProFund VP Asia 30*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BanksSM Index.	ProFund VP Banks*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index.	ProFund VP Basic Materials*	ProFund Advisors LLC	1.68%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500®.	ProFund VP Bear*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BiotechnologySM Index.	ProFund VP Biotechnology*	ProFund Advisors LLC	1.63%
Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500®.	ProFund VP Bull*	ProFund Advisors LLC	1.68%

Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index.	ProFund VP Consumer Goods*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.	ProFund VP Consumer Services*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.	ProFund VP Europe 30*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.	ProFund VP Financials*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index.	ProFund VP Health Care*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index.	ProFund VP Industrials*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet CompositeSM Index.	ProFund VP Internet*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.	ProFund VP Japan*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund VP Large-Cap Growth*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund VP Large-Cap Value*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund VP Mid-Cap Growth*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund VP Mid-Cap Value*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.	ProFund VP NASDAQ-100*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & Gas℠ Index.	ProFund VP Oil & Gas*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select PharmaceuticalsSM Index.	ProFund VP Pharmaceuticals*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.	ProFund VP Precious Metals*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index.	ProFund VP Real Estate*	ProFund Advisors LLC	1.68%

Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund VP Rising Rates Opportunity*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Semiconductors IndexSM.	ProFund VP Semiconductor*	ProFund Advisors LLC	1.67%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400®.	ProFund VP Short Mid-Cap*	ProFund Advisors LLC	1.66%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100® Index.	ProFund VP Short NASDAQ-100*	ProFund Advisors LLC	1.68%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index.	ProFund VP Short Small-Cap*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund VP Small-Cap Growth*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund VP Small-Cap Value*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index.	ProFund VP Technology*	ProFund Advisors LLC	1.62%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index.	ProFund VP Telecommunications*	ProFund Advisors LLC	1.68%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-year U.S. Treasury bond.	ProFund VP U.S. Government Plus*	ProFund Advisors LLC	1.38%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500®.	ProFund VP UltraBull*	ProFund Advisors LLC	1.62%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400®.	ProFund VP UltraMid-Cap*	ProFund Advisors LLC	1.68%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100® Index.	ProFund VP UltraNASDAQ-100*	ProFund Advisors LLC	1.68%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index.	ProFund VP UltraSmall-Cap*	ProFund Advisors LLC	1.68%
Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.	ProFund VP Utilities*	ProFund Advisors LLC	1.68%
The Prudential Series Fund
Seeks long-term growth of capital.	PSF SP International Growth Portfolio - Class I*	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.01%
Rydex Variable Trust

Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex Variable Trust - Inverse S&P 500® Strategy Fund	Guggenheim Investments	1.91%
Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The fund’s current benchmark is the NASDAQ-100 Index®.	Rydex Variable Trust - NASDAQ-100	Guggenheim Investments	1.79%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex Variable Trust - Nova Fund	Guggenheim Investments	1.75%
Wells Fargo Variable Trust
Seeks long-term capital appreciation.	Wells Fargo VT International Equity Fund - Class 1*	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.69%
Seeks long-term capital appreciation.	Wells Fargo VT Omega Growth Fund - Class 1*	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.75%
Seeks long-term capital appreciation.	Wells Fargo VT Small Cap Growth Fund - Class 1*	Wells Fargo Funds Management, LLC, advisor; Wells Capital Management Incorporated, subadvisor	0.94%
* See important footnotes below regarding certain portfolios
** These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Prudential Premier® Investment Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Fidelity and Contrafund are registered marks of FMR LLC. Used with permission
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.

PGIM Fixed Income is a business unit of PGIM, Inc.

PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.

PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
QMA LLC formerly known as Quantitative Management Associates LLC.
Access VP High Yield Fund
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0222% of its investment management fees through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0020% of its investment management fees through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.029% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.018% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. 0 0

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio
The Manager has contractually agreed to waive 0.132% of its investment management fee through June 30, 2021. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.910% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. 0 0

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0140% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0047% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.05% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. 0 0

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0011% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0117% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

Inverse S&P 500® Strategy Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2021, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Invesco Oppenheimer Discovery Mid Cap Growth Fund
Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses and certain items discussed below) of Series I shares to 0.80% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreements, they will terminate on May 31,2021. During its terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

NASDAQ-100® Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2021, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

Nova Fund
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through May 1, 2021, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

NVIT Emerging Markets Fund
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2021. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

ProFund VP Asia 30
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Banks
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Basic Materials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Bear
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Biotechnology
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Bull
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Consumer Goods
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Consumer Services
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Europe 30
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Financials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Health Care
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Industrials
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Internet
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Japan
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP NASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Oil & Gas
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Pharmaceuticals
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Precious Metals
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Real Estate
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Rising Rates Opportunity
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Semiconductor
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Short Mid-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Short NASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Short Small-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Growth
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Value
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Technology
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Telecommunications
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP U.S. Government Plus
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP UltraBull
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP UltraMid-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP UltraNASDAQ-100
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP UltraSmall-Cap
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Utilities
ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2021. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

PSF SP International Growth Portfolio - Class I
The Manager has contractually agreed to waive 0.019% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.010% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

Wells Fargo VT International Equity Fund - Class 1
The Manager has committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Omega Growth Fund - Class 1
The Manager has committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo VT Small Cap Growth Fund - Class 1
The Manager has committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

Growth =	Account Value of variable investment options plus Interim Value of Fixed Allocations (no MVA applies)	minus	Purchase Payments – proportional withdrawals

NOTE: The examples below do not include Credits or Target Value Credits which may be recovered by Prudential Annuities under certain circumstances.

Example with sub-account increase
Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12-months prior to the date of death, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

Growth    =    $75,000 – [$50,000 - $0]
=    $25,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
=    $25,000 * 0.40
=     $10,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
=     $85,000

Examples with sub-account decline
Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12-months prior to the date of death, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

Growth    =    $45,000 – [$50,000 - $0]
=    $-5,000

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
NO BENEFIT IS PAYABLE

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
=     $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with sub-account increase and withdrawals
Assume that the Account Value has been increasing due to positive sub-account performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12-months prior to the date of death, which-ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

Growth    =    $90,000 – [$50,000 – ($50,000 * $15,000/$75,000)]
=    $90,000 – [$50,000 – $10,000]
=    $90,000 – $40,000
=     $50,000

B-1

Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
=    $50,000 * 0.40
=     $20,000

Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
=     $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits or Target Value Credits which may be recovered by Prudential Annuities under certain circumstances.

Example with sub-account increase and death before Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive sub-account performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive sub-account performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value     = $90,000 – [$90,000 * $15,000/$75,000]
= $90,000 – $18,000
= $72,000

Basic Death Benefit        = $80,000 – [$80,000 * $15,000/$75,000]
= $80,000 – $16,000
= $64,000

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been increasing due to positive sub-account performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value    = $80,000 + $15,000 – [$80,000 * $5,000/$70,000]
= $80,000 + $15,000 – $5,714
= $100,714

Basic Death Benefit        = $75,000

B-2

APPENDIX C – SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

GLOSSARY OF TERMS

MVA: The definition for MVA is not applicable.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
Fixed investment options are not available to residents of the State of New York. All references to Fixed Allocations are not applicable.

FEES AND CHARGES

Tax Charges: For New York contracts a charge for taxes may also be assessed against the Sub-accounts.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
The following condition has been removed:

▪	A new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York contracts you may exercise your right to return the Annuity within 21 days of receipt of the Annuity. The amount to be refunded for New York contracts is the Account Value as of the date we receive your request to cancel the Annuity. Notice received by mail is effective as of the date of the postmark. If the Annuity is returned to the agent, the effective date is the date the Annuity is received by the agent. If you return your Annuity, we will not return any additional amounts we applied to your Annuity based on your Purchase Payments.

MANAGING YOUR ACCOUNT VALUE

HOW DO I RECEIVE CREDITS?
We apply a "Credit" to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Credit is payable from our general account. The amount of the Credit depends on the cumulative amount of Purchase Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment, according to the table below:

Cumulative Purchase Payments	Credit
Between $1,000 and $9,999.99	1.5%
Between $10,000 and $999,999.99	3.0%
Between $1,000,000 and $4,999,999.99	4.0%
Greater than $5,000,000	5.0%

This Annuity features the same Insurance Charge as many of Prudential Annuities' other variable annuities and does not charge an additional amount for the XTra CreditSM feature. However, the amount of any Credits applied to your Account Value can be recovered by Prudential Annuities under certain circumstances:

▪	any Credits applied to your Account Value on Purchase Payments made within the 12 months before the date of death will be recovered.

▪	if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.

The value of the XTra CreditSM amount will be substantially reduced if Prudential Annuities recovers the XTra CreditSM amount under these circumstances. However, any investment gain on the XTra CreditSM amount will not be taken back. We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York contracts the minimum amount allowed in an investment option is $500. Your transfer request must be In Writing. For New York contracts, a specific authorization form MUST be completed which authorizes us to accept transfers via phone or through means such as electronic mail.

Guaranteed Return OptionSM
This benefit is not available to residents of the State of New York.

PRUDENTIAL ANNUITIES' PERFORMANCE ADVANTAGE

This benefit is not available to residents of the State of New York.

ACCESS TO ACCOUNT VALUE

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the fifteenth day of a calendar month. However, for New York contracts, if the contract's accumulated value, at the time of annuitization, is less than $2,000, or would provide an income, the initial amount of which is less than $20 per month, in lieu of commencing the annuity payments, we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

Under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments.

Basic Death Benefit:

If death occurs during the first ten (10) Annuity Years: The Death Benefit is the greater of:

▪	The sum of all Purchase Payments less the sum of all withdrawals; and

▪	Your Account Value.

If death occurs after the tenth (10th) Annuity Year: The Death Benefit is your Account Value.

Optional Death Benefits

The Optional Death Benefits described in the Prospectus are not offered in the State of New York. However, effective as of March 12, 2001, the Highest Anniversary Value Optional Death Benefit described below is available to new purchasers of the Annuity who are residents of the State of New York.

If the Annuity has one Owner, the Owner must be age 80 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

▪	The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪	The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner’s date of death and the "Death Benefit Target Date".

▪
The Anniversary Value is the Account Value as each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

▪
A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts as of the date we receive in writing "due proof of death"; and

1.	the "Highest Anniversary Value" on or immediately preceding the Owner’s date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the Account Value as of the date we receive in writing "due proof of death"; and

2.	the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Charges for Highest Anniversary Value Death Benefit
If you purchase the Highest Anniversary Value Optional Death Benefit, an annual charge of 0.15% is deducted from your Annuity’s Account Value. The charge will be based on the current Death Benefit under the Highest Anniversary Value Optional Death Benefit as of the date the charge is deducted. The charge is deducted in addition to the Insurance Charge. The charge is deducted in arrears on each anniversary of the Issue Date of the Annuity or, if you terminate the Optional Death Benefit or surrender your Annuity, on the date the termination or surrender is effective.

PRUDENTIAL ANNUITIES' ANNUITY REWARDS

This benefit is not available to residents of the State of New York.

TAX CONSIDERATIONS

HOW ARE DISTRIBUTIONS FROM TAX-QUALIFIED RETIREMENT PLANS TAXED?

Minimum Distributions after age 70½ (72 for those who would have reached age 70 ½ after 2019): For New York contracts the Minimum Distribution provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA's where Minimum Distributions are required. Minimum Distributions are not available for any other contracts.

Deferral of Transactions: For New York contracts, if we defer a distribution or transfer from any fixed annuity payment for more than ten days, we pay interest using our then current crediting rate for this purpose, which is not less than 3% per year on the amount deferred.

Modification: In addition to obtaining prior approval from the insurance department of our state of domicile before making such a combination, substitution, deletion or addition, we will also obtain prior approval from the Superintendent of Insurance for New York.

Misstatement of Age or Sex: For New York contracts the following provision (c) is added:
(c) as to any annuity payments, we shall credit or charge interest using our then current crediting rate for this purpose, which is not greater than 6% interest per year, calculated from the date of any underpayment or overpayment to the date actual payment is made.

APPENDIX D - Plus40™ OPTIONAL LIFE INSURANCE RIDER

Prudential Annuities' Plus40™ Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and May 1, 2003. The description below of the Plus40™ benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40™ benefit.

The life insurance coverage provided under the Plus40™ Optional Life Insurance Rider ("Plus40™ rider" or the "Rider") is supported by Prudential Annuities' general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40™ rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.

The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40™ rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

ELIGIBILITY
The Plus40™ rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable – the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider’s death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum allowable age to purchase the Plus40™ rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40™ rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax-Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS

▪
If you die during the first 24 months following the effective date of the Plus40™ rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40™ rider if you die within 24 months of its effective date.

▪
If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40™ rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

▪
If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40™ rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40™ rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

▪
If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40™ rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

▪	If charges for the Plus40™ rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

▪
If the age of any person covered under the Plus40™ rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

▪
On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95th birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40™ rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40™ rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40™ rider or similar life insurance coverage.

▪
The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

▪
The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40™ riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40™ rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40™ rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40™ rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40™ rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40™ RIDER
The Plus40™ rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40™ rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

Attained Age	Percentage of Account Value
Age 40-75.80%
Age 76-80	1.60%
Age 81-85	3.20%
Age 86-90	4.80%
Age 91	6.50%
Age 92	7.50%
Age 93	8.50%
Age 94	9.50%
Age 95	10.50%

The charge for the Plus40™ rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

▪
If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under the age of 59½, the distribution may also be subject to an additional federal 10% tax on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

▪
If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate the Plus40™ rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40™ rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40™ rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40™ rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40™ rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40™ rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40™ rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40™ rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40™ rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40™ rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable additional federal 10% tax.

We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

APPENDIX E – DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT AND THE GUARANTEED MINIMUM DEATH BENEFIT

If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.	the basic Death Benefit described above

PLUS

2.	50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity’s basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

The amount calculated in Items 1 & 2 above may be reduced by any Credits or Target Value Credits under certain circumstances.

The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

▪	The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

▪	The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner’s date of death and the "Death Benefit Target Date".

▪
The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

▪
A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.	the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

2.
the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner’s date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner’s date of death; and

3.	the "Highest Anniversary Value" on or immediately preceding the Owner’s date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits or Target Value Credits under certain circumstances.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

2.	the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

The amount calculated in Item 1 above may be reduced by any Credits or Target Value Credits under certain circumstances.

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. If you decide to terminate any optional Death Benefit, your decision is irrevocable, and any optional Death Benefit may not be re-elected. We may also terminate any optional Death Benefit if necessary, to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

1.	on each anniversary of the Issue Date;

2.	when Account Value is transferred to our general account prior to the Annuity Date;

3.	if you surrender your Annuity; and

4.	if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity’s Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits or Target Value Credits which may be recovered by Prudential Annuities under certain circumstances.

Example with sub-account increase
Assume that the Owner’s Account Value has been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12-months prior to the date of death, which-ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments =     $50,000
Account Value =        $75,000
Basic Death Benefit =     $75,000
Death Benefit Amount =     $75,000 - $50,000 = $25,000

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $75,000 + $12,500 = $87,500

Examples with sub-account decline
Assume that the Owner’s Account Value has been decreasing due to declines in sub-account performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, less the amount of any Credits applied within 12-months prior to the date of death, which-ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

Purchase Payments =     $50,000
Account Value =        $40,000
Basic Death Benefit =     $50,000
Death Benefit Amount =     $50,000 - $50,000 = $0

Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =    $50,000 + $0 = $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner’s death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits or Target Value Credits which may be recovered by Prudential Annuities under certain circumstances.

Example of sub-account increase
Assume that the Owner’s Account Value has generally been increasing due to positive sub-account performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of sub-account decrease
Assume that the Owner’s Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of sub-account increase followed by decrease
Assume that the Owner’s Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN PROSPECTUS ASXTPROS (APRIL __, 20__)

(print your name)

(address)

(city/state/zip code)

This prospectus describes the important features of the Annuity and provides information about Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”) and Prudential Annuities Life Assurance Corporation Variable Account B (Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, PALAC and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888. The SAI is also available at our website, www.prudentialannuities.com.
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfor@sec.gov.

C000003476                                            ASXTPROS

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

C000003476                                            ASXTPROS

PART B
XTra CreditSM
Statement of Additional Information: [•], 2020.
The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as “Separate Account B”). The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940.
TABLE OF CONTENTS

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES	2
Prudential Annuities Life Assurance Corporation	2
Prudential Annuities Life Assurance Corporation Variable Account B	2
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.	3
OTHER SERVICE PROVIDERS	4
HOW THE UNIT PRICE IS DETERMINED	4
MISSTATEMENT OF AGE OR SEX	4
CYBER SECURITY AND BUSINESS CONTINUITY RISKS	5
FINANCIAL STATEMENTS	5
APPENDIX A FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION AND PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B SUB-ACCOUNTS	A-1

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES – VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR WEBSITE IS WWW.PRUDENTIALANNUITIES.COM. WE DO NOT INCORPORATE BY REFERENCE ANY INFORMATION INTO THIS STATEMENT OF ADDITIONAL INFORMATION.

Prospectus Dated: [•], 2020	Statement of Additional Information Dated: [•], 2020
ASXT: C000003476
Stagecoach Extra Credit Variable: C000010681
Harvester Extra Credit: C000010700
Stagecoach Extra Credit SIX: C000010680

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES
Prudential Annuities Life Assurance Corporation
Prudential Annuities Life Assurance Corporation (“Prudential Annuities”, “PALAC”, “we”, “our” or “us”), a Prudential Financial Company, is a stock life insurance company incorporated under the laws of Arizona as of August 31, 2013, formerly incorporated in Connecticut, and is domiciled in Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Puerto Rico, and in all states except New York. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.
Prudential Annuities Life Assurance Corporation has developed long-term savings and retirement products, which were distributed through its affiliated broker-dealer company, Prudential Annuities Distributors, Inc. (“PAD”). Prudential Annuities Life Assurance Corporation issued variable and fixed deferred and immediate annuities for individuals and groups in the United States of America and Puerto Rico. In addition, Prudential Annuities Life Assurance Corporation has a relatively small in force block of variable life insurance policies. In March 2010, Prudential Annuities Life Assurance Corporation ceased offering its variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by each of Pruco Life Insurance Company and its wholly-owned subsidiary Pruco Life Insurance Company of New Jersey (which are affiliates of Prudential Annuities Life Assurance Corporation). These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. During 2012, Prudential Annuities Life Assurance Corporation suspended additional customer deposits for variable annuities with certain living benefit guarantees. However, Prudential Annuities Life Assurance Corporation continues to accept additional customer deposits on certain in-force contracts, subject to applicable contract provisions and administrative rules.
Prudential Annuities Life Assurance Corporation resumed offering annuity products to new investors (except in New York) when it launched new fixed indexed annuities and a new deferred income annuity in 2018.
No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.
Prudential Annuities Life Assurance Corporation Variable Account B
Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as “Separate Account B,” was established by us pursuant to Connecticut law on November 25, 1987. Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.
Effective August 31, 2013, Prudential Annuities Life Assurance Corporation changed its domicile from Connecticut to Arizona. As a result of this change, the Arizona Department of Insurance is our principal regulatory authority and all of our separate accounts, including Separate Account B, will now be operated in accordance with the laws of Arizona.
Separate Account B holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.
Separate Account B is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.
We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other “unitized” separate accounts; (c) deregister Separate Account B under the Investment Company Act; (d) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (e) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (f) make changes that are necessary to maintain the tax status of your Annuity under the Code; (g) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (h) discontinue offering any Sub-account at any time.
Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in Portfolios we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new Portfolio should such a Portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new Portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an Portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of a Portfolio, or because the Portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.
We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another “unitized” separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. (“ASISI”), a co-investment manager of Advanced Series Trust (“AST”), are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.
PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios.
PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (“firms”). Applications for annuity products are solicited by registered representatives of those firms.
Commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other cash compensation paid in relation to the Annuity do not result in any additional charge to you or to Separate Account B.
Payments made to promote sale of our products.
In an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or each Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we and/or PAD pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain products; and/or percentage payments based on the total amount of money received as purchase payments under annuity products sold through the broker-dealer.
We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2019) received cash compensation with respect to annuity business during 2019 (or as to which a payment amount was accrued during 2019). The firms listed include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2019, the least amount paid, and greatest amount paid, were $1.10 and $18,272,777.70, respectively.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.
With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2019: $97,485,195.74; 2018: $122,121,924.71; and 2017: $109,233,825.30. PAD retained none of those commissions.

OTHER SERVICE PROVIDERS
Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2019, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc.	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc.	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
HOW THE UNIT PRICE IS DETERMINED
For each Sub-account the initial Unit Price was $10. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a.	is the net result of:

1.
the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2.	any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b.	is the net result of:

1.
the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2.	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c.	is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.
FINANCIAL STATEMENTS
The financial statements which follow are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2019 and for the years ended December 31, 2019 and 2018. There may be other Sub-accounts included in Separate Account B that are not available in the product described in the applicable prospectus. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is [300 Madison Avenue, New York, NY 10017-6204].

APPENDIX A
FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION AND PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B SUB-ACCOUNTS
[To be filed by amendment]

A-1

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS:

(1)
Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2)	Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a)
Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 21, 2006.

(b)	Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 24, 1998.

(4) (a)	Copy of the form of the Annuity, filed via EDGAR with Post-Effective Amendment No. 3 to this Registration Statement 33-62793, filed April 29, 1997.

(b)	Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c)	Copy of Performance-related Benefits and First Year Credits Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(d)	Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(e)	Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(5)	A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a)	Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(b)
Articles of Domestication of Prudential Annuities Life Assurance Corporation, effective August 31, 2013. Filed via EDGAR with Post-Effective Amendment No.52 to Registration Statement No. 333-71672, filed August 30, 2013.

(b)	Copy of the amended and restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(7)	Not Applicable

(8)	Agreements between Depositor and:

(a)	Advanced Series Trust filed via EDGAR with Post-Effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b)
Life & Annuity Trust Agreement (previously filed in Post-Effective Amendment No. 1 to Registration Statement No. 33-71118, filed February 17, 1995). FILED VIA EDGAR with Post-Effective Amendment No. 4 to Registration Statement No. 33-59993, filed April 27, 1998.

(c)	Rydex Variable Trust filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(e)	First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(f)	Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(g)	INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(h)	ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(i)	Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(j)	Gartmore Global Asset Management Trust filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 7, 2003.

(k)	ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l)	Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(m)	Amendment to Advanced Series Trust Fund Participation Agreement filed via EDGAR with Post-Effective Amendment No. 51 to Registration Statement No. 333-96577, filed April 15, 2013.

(l)	Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(9)	Not Applicable

(10)	Not Applicable

(11)	Opinion and Consent of Counsel (To be filed by amendment)

(12)	Written Consent Independent Registered Public Accounting Firm. (To be filed by amendment)

(13)	Not Applicable

(14)	Not Applicable

(15)	Not Applicable

(16) (a)	Power of Attorney for Dylan J. Tyson. (filed herewith)

(16) (b)	Power of Attorney for Caroline A. Feeney. (filed herewith)

(16) (c)	Power of Attorney for Susan M. Mann. (filed herewith)

(16) (d)	Power of Attorney for Candace J. Woods. (filed herewith)

(16) (e)	Power of Attorney for Nandini Mongia. (filed herewith)

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Chief Financial Officer, Executive Vice President and Director
Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Legal Officer, and Corporate Secretary
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Elizabeth K Dietrich 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Chief Actuary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 14, 2020, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 30. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Prudential Annuities Life Assurance Corporation ("Prudential Annuities"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Prudential Annuities’ By-law, Article VI, which relates to indemnification of officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Matthew Sun 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
William Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

(c)	Commissions received by PAD during 2019 with respect to all individual annuities issued by PALAC.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$97,485,195.74	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:
Accounts and records are maintained by PALAC at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 33. MANAGEMENT SERVICES
None.
ITEM 34. FEE REPRESENTATION
Prudential Annuities Life Assurance Corporation represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Annuities Life Assurance Corporation under the Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 5th day of October 2020.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
REGISTRANT
BY: PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
DEPOSITOR

Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
DEPOSITOR

Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	October 5, 2020
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Executive Vice President and Director (Principal Accounting Officer)	October 5, 2020
Susan M. Mann
Caroline A. Feeney*	Director	October 5, 2020
Caroline A. Feeney
Nandini Mongia*	Director	October 5, 2020
Nandini Mongia
Candace J. Woods*	Director	October 5, 2020
Candace J. Woods

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
* Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(11)	Opinion and Consent of Counsel. (To be filed by amendment)

(12)	Written Consent Independent Registered Public Accounting Firm. (To be filed by amendment)

(16) (a)	Power of Attorney for Dylan J. Tyson.

(16) (b)	Power of Attorney for Caroline A. Feeney.

(16) (c)	Power of Attorney for Susan M. Mann.

(16) (d)	Power of Attorney for Candace J. Woods.

(16) (e)	Power of Attorney for Nandini Mongia.